UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 5, 2004

LEGALPLAY ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Florida	0-29219	98-0199508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 630, 1188 W. Georgia Street Vancouver, British Columbia, Canada	V6E 4A2
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number (including area code)	(604) 689-5998

(Former name, former address and former fiscal year, if changed since last report)	(Zip Code)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes	[X]	No	[ ]

Item 1.  CHANGES IN CONTROL OF REGISTRANT

No events to report.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.

Item 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.

Item 5.  OTHER EVENTS

LegalPlay Entertainment Inc. (OTCBB: LPLE) announced today that it has reviewed the results of the data collected during the continuing beta testing of the DailyHorse.com horse racing prediction / analysis software and is pleased to announce the results were positive.

The proprietary algorithm in its existing form was evaluated for its predictive performance based on a sampling of races from race tracks across North America occurring this calendar year. We assessed performance in a variety of manners and found that the DailyHorse system was very selective for predicting both winning and showing horses. Moreover, no significant statistical bias was found in the algorithm to pick “favorite” horses which typically pay out at much lower odds than non “favorite” horses.

The algorithm in its existing form was found to predict at least one winning, placing or showing horse 90% of the time with respect to the top three horses as selected by the DailyHorse.com system.

The Company also announced that management has decided not to proceed with the acquisition of GamblingVision Group Inc. after a lengthy period of due diligence. It was determined that the technology underlying the license held by GamblingVision Group Inc. may not directly fit the core business of LegalPlay Entertainment Inc. and therefore management felt the dilution of the Company’s common stock as a result of concluding the transaction would not be in the best interest of shareholders.

The Company is continuing in its efforts to secure additional financing by way of debt, equity or a combination thereof.

Item 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

No events to report.

Item 8.  CHANGE IN FISCAL YEAR

No events to report.

Item 9.  Regulation FD disclosure.

No events to report.

Item 10.  Amendments to Registrant’s Code of Ethics, or Waiver of Provision of the Code    of Ethics

No events to report.

Item 11.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

No events to report.

Item 12.  Results of Operations and Financial Condition.

No events to report.

Exhibits:

99.1

News Release issued by the Company on April 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGALPLAY ENTERTAINMENT, INC.

/s/ Mark Glusing
Mark Glusing, President
April 5, 2004
Date

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

LEGALPLAY ENTERTAINMENT INC. ANNOUNCES POSITIVE RESULTS OF STATISTICAL ANALYSIS OF DAILYHORSE.COM SOFTWARE, CANCELLATION OF ACQUISITION.

Vancouver, Canada, March 31, 2004 – LegalPlay Entertainment Inc. (OTCBB: LPLE) announced today that it has reviewed the results of the data collected during the continuing beta testing of the DailyHorse.com horse racing prediction / analysis software and is pleased to announce the results were positive.

The proprietary algorithm in its existing form was evaluated for its predictive performance based on a sampling of races from race tracks across North America occurring this calendar year. We assessed performance in a variety of manners and found that the DailyHorse system was very selective for predicting both winning and showing horses. Moreover, no significant statistical bias was found in the algorithm to pick “favorite” horses which typically pay out at much lower odds than non “favorite” horses.

The algorithm in its existing form was found to predict at least one winning, placing or showing horse 90% of the time with respect to the top three horses as selected by the DailyHorse.com system.

“We are excited about the results and look forward to launching the system to the horse racing market. DailyHorse.com can provide seasoned horse racing enthusiasts with an additional level of analysis on their selections and can provide new participants a way to educate themselves quickly about wagering on horse races worldwide.”, Said Mr. Mark Glusing, President of LegalPlay Entertainment Inc.

The Company also announced that management has decided not to proceed with the acquisition of GamblingVision Group Inc. after a lengthy period of due diligence. It was determined that the technology underlying the license held by GamblingVision Group Inc. may not directly fit the core business of LegalPlay Entertainment Inc. and therefore management felt the dilution of the Company’s common stock as a result of concluding the transaction would not be in the best interest of shareholders.

The Company is continuing in its efforts to secure additional financing by way of debt, equity or a combination thereof.

About LegalPlay Entertainment Inc.

LegalPlay Entertainment Inc., through its wholly owned subsidiary, Skill Poker.com Inc. is the operator of www.SkillPoker.com, an online skill based poker site. Skill Poker.com Inc. owns the patent pending SkillPoker technology which enables the operation of its own skill based online poker card rooms, with a focus on marketing to poker players in the United States, Canada and worldwide. Skill Poker.com Inc.’s poker card room is an online system of gaming with all operations including the game servers located on North American soil.

LegalPlay also recently announced entry into the horse wagering market through the acquisition of a proprietary software system operated from www.DailyHorse.com.

On behalf of the Board of Directors,

Mr. Mark Glusing

President

This press release may contain certain forward-looking information and statements concerning the company’s operations, performance and financial condition, including, in particular; the ability of the company to develop the software technology in connection with the licensed software; competition from other gaming companies to develop and market competing software in North America; the ability of the company to successfully market online gaming sites including gaming sites focusing on horse racing. Estimates of accuracy in relation to the DailyHorse software were conducted from a random sampling of horse races between January and March 2004. The reported results of the DailyHorse system may not be indicative of overall long term performance or performance during other periods of time or in other environments. These statements are based upon a number of uncertainties and contingencies, many of which are beyond the control of the company.  Actual results may differ materially from those expressed or implied by such forward-looking statements.  This document is not intended to be and is not an advertisement for any securities of the company.

For further information please contact:

LegalPlay  Entertainment Inc.

Investor Relations

630 – 1188 West Georgia Street

Vancouver, B.C.

Canada, V6E 4A2

Tel: (604) 689-5998

Fax: (604) 689-8988

Email: Info@LegalPlay.com

Url:

www.SkillPoker.com and www.LegalPlay.com and www.DailyHorse.com and www.PokerPass.com.